UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2023

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 27, 2023, the Board of Directors (the “Board”) of Dollar General Corporation (the “Company”) approved an increase of the Board size from nine to ten members, appointed Mr. David P. Rowland to serve as a director of the Company until the 2024 annual meeting of shareholders and until his successor is duly elected and qualified, and appointed Mr. Rowland to serve as a member of the Audit Committee of the Board, in each case effective as of August 5, 2023. The Board found Mr. Rowland to be independent for purposes of the New York Stock Exchange listing standards and as defined in the Company’s Corporate Governance Guidelines and has designated him as an audit committee financial expert.

Mr. Rowland will be entitled to the applicable components of the standard compensation provided to non-employee directors, as adjusted by the Board from time to time. For the Company’s 2023 fiscal year, such standard compensation consists of: (1) a $95,000 annual cash retainer (prorated for Board service during the fiscal year) paid in quarterly installments; (2) an annual equity award with an estimated value of $190,000 of restricted stock units under the Dollar General Corporation 2021 Stock Incentive Plan, subject to terms and conditions as set forth substantially in the form of award agreement on file with the Securities and Exchange Commission (“SEC”) as described in the Company’s Definitive Proxy Statement filed with the SEC on April 11, 2023; and (3) retainers for each of the chairpersons of the Audit Committee, the Compensation Committee and the Nominating, Governance and Corporate Responsibility Committee of $25,000, $20,000 and $17,500, respectively.

There are no arrangements or understandings between Mr. Rowland and any other person pursuant to which he was appointed as a director, and he has no transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s news release announcing the appointment of Mr. Rowland is attached hereto as Exhibit 99.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	News release issued June 29, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR GENERAL CORPORATION

Date:	June 29, 2023	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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